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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2003

                       INTELIDATA TECHNOLOGIES CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

      Delaware                         000-21685                      54-1820617
(State of Incorporation)      (Commission File Number)             (IRS Employer
Identification No.)

                           11600 Sunrise Valley Drive

                                    Suite 100

                             Reston, Virginia 20191

                    (Address of principal executive offices)

                                 (703) 259-3000

              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

     On January 22, 2003, InteliData Technologies Corporation (the "Company") was notified by Nasdaq that the Company has regained compliance with Marketplace Rule 4450(a)(5) (the "Rule"), which requires listed companies to maintain a minimum bid price of $1.00 per share or greater. Since the closing bid price of the Company's common stock has been at $1.00 per share or greater for at least ten consecutive days, Nasdaq informed the Company that it has regained compliance with the Rule and the matter is now closed. As previously reported in the Company's current report on Form 8-K, filed October 30, 2002, Nasdaq had notified the Company on October 29, 2002 that its common stock had failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by the Rule.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  InteliData Technologies Corporation
                                  (Registrant)

                                  By: /s/ Albert N. Wergley
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                                   Albert N. Wergley
                                   Vice President and Corporate Secretary

Date:  January 23, 2003